UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: May 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET

EMERGING MARKETS DEBT FUND

FORM N-Q

MAY 31, 2013

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited)	May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 55.1%
Argentina - 1.2%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		$167,531
Republic of Argentina, Senior Bonds	7.000%	10/3/15	5,125,000		4,455,332

Total Argentina					4,622,863

Brazil - 1.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	410,488
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,594,000	BRL	1,221,682
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	283,000	BRL	130,637
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	2,220,000		2,480,850
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	1,210,000		1,364,275

Total Brazil					5,607,932

Chile - 2.0%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	920,000		971,228	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	310,000		319,419	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	4,380,000		4,191,433	(a)
Republic of Chile, Senior Notes	3.250%	9/14/21	2,200,000		2,271,500

Total Chile					7,753,580

Colombia - 3.4%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	8,450,000		9,189,375
Republic of Colombia, Senior Bonds	6.125%	1/18/41	1,700,000		2,044,250
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,620,000		2,030,670

Total Colombia					13,264,295

Croatia - 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	2,300,000		2,358,075	(a)

Indonesia - 3.2%
Republic of Indonesia, Notes	3.750%	4/25/22	2,350,000		2,323,563	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	4,460,000		4,426,550	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		124,294	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		453,625	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	4,350,000		4,692,562	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	850,000		805,375	(a)

Total Indonesia					12,825,969

Mexico - 6.1%
Mexican Bonos, Bonds	8.000%	6/11/20	85,906,900	MXN	7,911,677
Mexican Bonos, Bonds	6.500%	6/9/22	66,430,200	MXN	5,613,091
Mexican Bonos, Bonds	10.000%	12/5/24	2,250,000	MXN	243,577
Mexican Bonos, Bonds	8.500%	11/18/38	24,550,000	MXN	2,422,879
United Mexican States, Medium-Term Notes	6.050%	1/11/40	350,000		416,500
United Mexican States, Senior Notes	5.950%	3/19/19	417,000		496,230
United Mexican States, Senior Notes	3.625%	3/15/22	6,922,000		7,181,575

Total Mexico					24,285,529

Panama - 0.6%
Republic of Panama, Senior Bonds	9.375%	4/1/29	177,000		280,722
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,174,000		1,505,655
Republic of Panama, Senior Bonds	4.300%	4/29/53	820,000		729,800

Total Panama					2,516,177

Peru - 4.3%
Republic of Peru, Bonds	6.550%	3/14/37	2,808,000		3,615,300
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		203,475
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,367,000		5,277,772

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Peru - continued
Republic of Peru, Senior Bonds	5.625%	11/18/50	2,408,000		$2,739,100
Republic of Peru, Senior Notes	7.125%	3/30/19	3,955,000		4,963,525

Total Peru					16,799,172

Philippines - 0.7%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	750,000		812,813
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,720,000		2,051,100

Total Philippines					2,863,913

Poland - 2.8%
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		326,025
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,117,200
Republic of Poland, Senior Notes	5.000%	3/23/22	8,324,000		9,406,120

Total Poland					10,849,345

Russia - 8.6%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,755,000		1,912,599	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		140,584	(a)
Russian Federal Bond, Bonds	7.400%	6/14/17	191,070,000	RUB	6,196,315
Russian Federal Bond, Bonds	7.500%	3/15/18	42,983,000	RUB	1,403,342
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	16,495,790		20,075,377	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	4,000,000		4,390,000	(a)

Total Russia					34,118,217

Turkey - 10.9%
Republic of Turkey, Bonds	9.000%	3/8/17	13,958,750	TRY	8,106,884
Republic of Turkey, Notes	6.750%	5/30/40	5,460,000		6,872,775
Republic of Turkey, Notes	4.875%	4/16/43	1,860,000		1,850,700
Republic of Turkey, Senior Bonds	5.625%	3/30/21	14,620,000		17,105,400
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000		1,739,900
Republic of Turkey, Senior Notes	6.250%	9/26/22	5,040,000		6,161,400
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000		1,449,521

Total Turkey					43,286,580

Venezuela - 9.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	8,091,000		7,565,085	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	10,765,000		9,849,975
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	73,000		65,335
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	21,655,000		19,489,500	(a)
Total Venezuela					36,969,895

TOTAL SOVEREIGN BONDS (Cost - $211,585,547)					218,121,542

CORPORATE BONDS & NOTES - 41.3%
CONSUMER DISCRETIONARY - 1.1%
Media - 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,330,000		3,991,834
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000		301,050

TOTAL CONSUMER DISCRETIONARY					4,292,884

CONSUMER STAPLES - 0.9%
Food Products - 0.5%
Alicorp SAA, Senior Notes	3.875%	3/20/23	720,000		709,200	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,010,000		934,250	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	400,000		384,000	(a)

Total Food Products					2,027,450

Personal Products - 0.4%
Hypermarcas SA, Notes	6.500%	4/20/21	1,240,000		1,333,000	(a)

TOTAL CONSUMER STAPLES					3,360,450

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY - 18.3%
Energy Equipment & Services - 0.2%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	$1,030,000	$1,002,963	(a)

Oil, Gas & Consumable Fuels - 18.1%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	1,220,000	1,200,175	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	453,780	498,024	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	75,630	83,004	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	2,110,000	2,389,575	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	280,000	343,140
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	2,030,000	2,009,700	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	920,000	947,600	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	250,000	286,563	(a)
KazMunayGas National Co., Notes	7.000%	5/5/20	3,800,000	4,450,750	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	448,650	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	370,012	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,150,000	2,459,062	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,790,000	2,028,786	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,580,000	1,777,500	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,150,000	2,176,875	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	912,000	884,640	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	858,000	986,700
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	104,838
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,380,000	2,528,355
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,950,000	2,075,344
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,000,000	1,890,000	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	200,000
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	4,200,000	4,126,500	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,250,000	1,393,750
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	7,470,000	7,974,225
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,220,000	4,747,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,570,000	2,021,375	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,600,000	6,451,318	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	670,000	703,500	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	2,020,000	2,035,150	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,130,000	1,093,275	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,860,000	2,322,675	(a)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,740,000	1,905,881	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	1,500,000	1,445,625	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	3,350,000	3,961,375	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,260,000	1,200,150	(a)

Total Oil, Gas & Consumable Fuels				71,521,592

TOTAL ENERGY				72,524,555

FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	125,000	133,125	(a)

INDUSTRIALS - 1.9%
Building Products - 0.7%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,580,000	1,570,125	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	940,000	1,026,950	(a)

Total Building Products				2,597,075

Construction & Engineering - 1.2%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	1,050,000	1,099,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Construction & Engineering - continued
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	$3,750,000	$3,646,875	(a)

Total Construction & Engineering				4,746,750

TOTAL INDUSTRIALS				7,343,825

MATERIALS - 12.3%
Chemicals - 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,826,000	1,857,955	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	483,750	(a)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	1,510,000	1,555,300	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	1,634,000	1,699,360	(a)

Total Chemicals				5,596,365

Construction Materials - 1.8%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,190,000	1,160,250	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,250,000	3,656,250	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	340,000	382,500	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,695,000	1,822,125	(a)

Total Construction Materials				7,021,125

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	410,000	416,150	(a)

Metals & Mining - 8.1%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,850,000	1,877,750	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	101,500	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	402,300	(a)
Evraz Group SA, Senior Notes	6.750%	4/27/18	3,520,000	3,520,000	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,650,000	1,596,375	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,000,000	985,732	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,080,000	1,965,600	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,090,000	1,059,218	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	66,493
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,860,000	1,962,871
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,500,000	3,051,402
Vale Overseas Ltd., Notes	8.250%	1/17/34	81,000	99,743
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,767,000	6,218,377
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,090,000	4,082,802
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	144,732	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	38,000	39,284	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,390,000	3,576,450	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,320,000	1,318,148	(a)

Total Metals & Mining				32,068,777

Paper & Forest Products - 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,020,000	1,047,457
Inversiones CMPC SA, Notes	4.750%	1/19/18	550,000	581,691	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	480,000	472,269	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,440,000	1,447,138	(a)

Total Paper & Forest Products				3,548,555

TOTAL MATERIALS				48,650,972

TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 1.7%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	3,734,000	3,584,640	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	900,000	983,250	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	330,000	331,650	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,110,000	1,232,100	(a)
Vimpel Communications, Notes	6.493%	2/2/16	300,000	319,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services - continued
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	150,000		$177,375	(a)

Total Diversified Telecommunication Services					6,628,515

Wireless Telecommunication Services - 2.2%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	2,140,000		2,047,635
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,530,000		1,673,438	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	1,670,000		1,674,175	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,090,000		3,352,650	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		217,000	(a)

Total Wireless Telecommunication Services					8,964,898

TOTAL TELECOMMUNICATION SERVICES					15,593,413

UTILITIES - 2.9%
Electric Utilities - 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000		145,925	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,225,000		1,286,250	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	600,000		630,000	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	700,000		678,103	(a)

Total Electric Utilities					2,740,278

Gas Utilities - 0.7%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,000,000		995,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,790,000		1,951,100	(a)

Total Gas Utilities					2,946,100

Independent Power Producers & Energy Traders - 1.2%
AES Gener SA, Notes	5.250%	8/15/21	1,200,000		1,297,691	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,270,000		1,414,306	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		111,363	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,740,000		1,868,325	(a)

Total Independent Power Producers & Energy Traders					4,691,685

Multi-Utilities - 0.3%
E-CL SA, Notes	5.625%	1/15/21	100,000		110,654	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	850,000		1,028,500	(a)

Total Multi-Utilities					1,139,154

TOTAL UTILITIES					11,517,217

TOTAL CORPORATE BONDS & NOTES (Cost - $163,474,903)					163,416,441

CONVERTIBLE BONDS & NOTES - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost - $546,313)	7.000%	1/31/20	4,257,300	MXN	449,776	(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $375,606,763)					381,987,759

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SHORT-TERM INVESTMENTS - 2.1%
Repurchase Agreements - 2.1%
Credit Suisse repurchase agreement dated 5/31/13; Proceeds at maturity - $8,500,007; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market value - $8,656,618) (Cost - $8,500,000)	0.010%	6/3/13	8,500,000		8,500,000

TOTAL INVESTMENTS - 98.6% (Cost - $384,106,763#)					390,487,759
Other Assets in Excess of Liabilities - 1.4%					5,522,480

TOTAL NET ASSETS - 100.0%					$396,010,239

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2013

Summary of Investments by Country **

Mexico	17.5%
Russia	13.9
Turkey	11.1
Venezuela	10.0
Brazil	8.9
Peru	5.3
Colombia	5.3
Indonesia	5.2
Chile	3.9
Poland	2.8
Malaysia	1.7
India	1.4
Argentina	1.4
Kazakhstan	1.3
Cayman Islands	1.0
Luxembourg	0.9
Ireland	0.9
Qatar	0.8
United Arab Emirates	0.8
Philippines	0.7
Panama	0.6
Croatia	0.6
Trinidad and Tobago	0.5
United Kingdom	0.3
Bermuda	0.3
United States	0.3
Netherlands	0.2
British Virgin Islands	0.2
Short - Term Investments	2.2

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$218,121,542	—	$218,121,542
Corporate bonds & notes	—	163,416,441	—	163,416,441
Convertible bonds & notes	—	449,776	—	449,776

Total long-term investments	—	$381,987,759	—	$381,987,759

Short-term investments†	—	8,500,000	—	8,500,000

Total investments	—	$390,487,759	—	$390,487,759

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$142,669	—	—	$142,669
Forward foreign currency contracts	—	$917,262	—	917,262

Total	$142,669	$917,262	—	$1,059,931

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(i) Other risks. Consistent with its objective to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $917,262. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,305,002
Gross unrealized depreciation	(7,924,006)

Net unrealized appreciation	$6,380,996

At May 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	93	9/13	$12,160,013	$12,017,344	$(142,669)

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	29,580,000	$13,626,941	8/15/13	$(917,262)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2013.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(142,669)	—	$(142,669)
Foreign Exchange Risk	—	$(917,262)	(917,262)

Total	$(142,669)	$(917,262)	$(1,059,931)

During the period ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$19,952,111
Forward foreign currency contracts (to sell) †	4,449,306
Futures contracts (to buy)	11,081,008

†	At May 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: July 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2013